UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

AMERICOLD REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

On January 26, 2026, Americold Realty Trust, Inc. (the “Company”) announced that the Board of Directors (the “Board”) of the Company appointed Christopher Papa as the Company’s next Executive Vice President and Chief Financial Officer, effective February 23, 2026.

Mr. Papa, age 60, served as Executive Vice President and Chief Financial Officer of CenterPoint Properties, from August 2020 to January 2026, where he led financial operations, reporting, information technology, and human resources. Mr. Papa also serves on the Board of Directors of Veris Residential, Inc. From June 2016 to February 2020, Mr. Papa served as Executive Vice President & Chief Financial Officer of Liberty Property Trust. From December 2003 to May 2016, Mr. Papa served as Executive Vice President & Chief Financial Officer of Post Properties, Inc. Earlier in his career, he spent 15 years in public accounting with BDO Seidman LLP and Arthur Andersen LLP, advising multifamily and commercial real estate clients on audit, tax, and complex transactions including mergers, acquisitions, and public offerings. Mr. Papa is a Certified Public Accountant and received his Bachelor of Science in Accounting from Clemson University.

In connection with his appointment, Mr. Papa accepted an offer letter dated January 7, 2026 (the “Offer Letter”) pursuant to which he will serve as Executive Vice President and Chief Financial Officer beginning on February 23, 2026. Mr. Papa will receive the following key compensation and benefits:

•	an initial annual base salary of $650,000;

•	annual incentive compensation opportunity for meeting stated performance goals targeted at 100% of his base salary;

•	eligibility to participate in the Company’s 2017 Equity Incentive Plan at such times and in such amounts as the Company’s Compensation Committee shall determine in its sole discretion;

•

on his start date, a one-time, time-based Restricted Stock Unit (or OP Profits Units) grant with a value of $2,500,000, which will vest in two installments on the first and second anniversaries from the grant date;

•

aligned with the Company’s regular annual grant cycle, Mr. Papa will receive an award with a targeted value of $1,700,000 in the form of a combination of time-based and performance-based restricted stock units or OP Profits Units, at Mr. Papa’s option; and

•	a one-time lump sum bonus in the amount of $500,000, minus applicable taxes and deductions, to be paid 30-days after Mr. Papa’s start date.

The foregoing summary of the Offer Letter is not complete and is qualified in its entirety by the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Mr. Papa will be eligible to participate in the Company’s standard health and welfare benefit plans and will be covered by the Company’s Executive Severance Benefit Plan, as amended, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

There are no family relationships between Mr. Papa and any Company director or executive officer and no arrangements or understandings between Mr. Papa and any other person pursuant to which he was selected as an officer. Mr. Papa is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

On January 26, 2026, the Company announced that the Board appointed Scott Henderson, the Company’s current Chief Investment Officer, as Interim Chief Financial Officer, effective January 26, 2026. In connection with this appointment, Mr. Henderson will continue in his role as the Chief Investment Officer and assume the duties of the Company’s Chief Financial Officer until Mr. Papa begins or until his earlier resignation or removal. The compensatory and other material terms of Mr. Henderson’s employment with the Company remain unchanged in connection with the foregoing.

Mr. Henderson, age 48, has served as the Company’s Executive Vice President and Chief Investment Officer since March 2023, after serving as Senior Vice President, Capital Markets, Treasury and Investor Relations since joining the Company in 2018. Mr. Henderson is responsible for leading Americold’s investment and other capital allocation initiatives. He has deep experience in capital allocation, balance sheet management, investor relations, and strategic planning. Mr. Henderson has more than 19 years of experience in the REIT and real estate industry, including with DDR Corp., STAG Industrial and REIT finance at Citizens Bank. Mr. Henderson holds a BSBA from Washington University in St. Louis and an MBA from Columbia Business School.

There are no family relationships between Mr. Henderson and any Company director or executive officer, and no arrangements or understandings between Mr. Henderson and any other person pursuant to which he was selected as an officer. Mr. Henderson is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

On January 26, 2026, Jay Wells departed the Company. Mr. Wells’ separation is not related to any disagreement with the Company on any matter relating to its accounting practices, financial statements, internal controls or operations. In connection with his separation, Mr. Wells will receive certain termination benefits consistent with an involuntary termination without cause, as described in further detail in the Offer Letter, dated December 27, 2023, by and between Americold Logistics, LLC and Jay Wells filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 3, 2024 and the Company’s Executive Severance Benefits Plan, as amended, and attached here to as Exhibit 10.2, subject to his execution and non-revocation of a general release of claims and compliance with post-termination restrictive covenants.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on January 26, 2026, relating to the announcement described in Item 5.02 and reaffirming its full-year 2025 AFFO per share financial guidance as communicated in its third quarter earnings release dated November 6, 2025, and reaffirmed on December 9, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information and Exhibit 99.1 is furnished pursuant to Item 7.01, “Regulation FD.” The information in Item 7.01 of this Current Report on Form 8-K (this “Current Report”) and the exhibit furnished therewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: failure to execute on growth strategies and opportunities, rising inflationary pressures, increased interest rates and operating costs; national, international, regional and local economic conditions, including impacts and uncertainty from trade disputes and tariffs on goods imported to the United States and goods exported to other countries; periods of economic slowdown or recession; labor and power costs; labor shortages; our relationship with our associates, the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; the impact of supply chain disruptions; risks related to rising construction costs; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; uncertainty of revenues, given the nature of our customer contracts; acquisition risks, including the failure to identify or complete attractive acquisitions or failure to realize the intended benefits from our recent acquisitions; difficulties in expanding our operations into new markets and products; uncertainties and risks related to public health crises; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; risks related to implementation of the new ERP system; risks related to defaults or non-renewals of significant customer contracts; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; changes in applicable governmental regulations and tax legislation; risks related to current and potential international operations and properties; actions by our competitors and their increasing ability to compete with us; changes in foreign currency exchange rates; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with our use of third-party trucking service providers for transportation services to our customers; liabilities as a result of our participation in multi-employer pension plans; risks related to the partial ownership of properties, including our JV investments; risks related to natural disasters; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; changes in real estate and zoning laws and increases in real property tax rates; general economic conditions; risks associated with the ownership of real estate generally and temperature-controlled warehouses in particular; possible environmental liabilities; uninsured losses or losses in excess of our insurance coverage; financial market fluctuations; our failure to obtain necessary outside financing on attractive terms, or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; the potential dilutive effect of our common stock offerings, including our ongoing at the market program; the cost and time requirements as a result of our operation as a publicly traded REIT; and our failure to maintain our status as a REIT.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward-looking statements included in this press release include, but are not limited to, those regarding our 2025 full-year financial outlook, our management changes, including the potential impact of such management changes, and our growth strategy. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter by and between Americold Logistics, LLC and Christopher Papa dated January 7, 2026

10.2	Americold Logistics, LLC Executive Severance Plan, as amended, dated December 9, 2024

99.1	Press Release dated January 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2026

Americold Realty Trust, Inc.

By:	/s/ Nathan H. Harwell
Name: Nathan H. Harwell
Title: EVP, Chief Legal and People Officer